                                  EXHIBIT 99.8

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1

                                 BREAKEVEN LOSSES
               ------------------------------------------------------
                     50% Severity                 60% Severity
               -------------------------    -------------------------
                              Cumulative                   Cumulative
       Class   Break CDR(1)    Losses(2)    Break CDR(1)    Losses(2)
       -----   ------------   ----------    ------------   ----------
       AAA            22.79        25.06%          17.43        25.57%
       B-1             6.23         9.94%           5.13        10.13%
       B-2             5.68         9.20%           4.69         9.37%
       B-3             5.05         8.33%           4.19         8.49%
       B-4             4.59         7.67%           3.82         7.83%

       (1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
       (2) As a percentage of the Cut-Off Date balance of the Initial Mortgage Loans and Original Pre-Funded Amount.

ASSUMPTIONS:
Forward Libor
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1

                              EXCESS INTEREST TABLE

                         EXCESS                                    EXCESS                                    EXCESS
PERIOD      DATE        INTEREST %      PERIOD        DATE        INTEREST %      PERIOD        DATE        INTEREST %
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
   1      25-Feb-05         2.2280        46        25-Nov-08         3.2605        91        25-Aug-12         4.2067
   2      25-Mar-05         2.0751        47        25-Dec-08         3.3132        92        25-Sep-12         4.2516
   3      25-Apr-05         2.6627        48        25-Jan-09         3.2910        93        25-Oct-12         4.2958
   4      25-May-05         2.6499        49        25-Feb-09         3.2609        94        25-Nov-12         4.3412
   5      25-Jun-05         2.4916        50        25-Mar-09         3.3885        95        25-Dec-12         4.3923
   6      25-Jul-05         2.4711        51        25-Apr-09         3.2591        96        25-Jan-13         4.4646
   7      25-Aug-05         2.3401        52        25-May-09         3.2967        97        25-Feb-13         4.5153
   8      25-Sep-05         2.3199        53        25-Jun-09         3.2566        98        25-Mar-13         4.5717
   9      25-Oct-05         2.2994        54        25-Jul-09         3.3170        99        25-Apr-13         4.6230
  10      25-Nov-05         2.1971        55        25-Aug-09         3.2802       100        25-May-13         4.6757
  11      25-Dec-05         2.2426        56        25-Sep-09         3.2915       101        25-Jun-13         4.7328
  12      25-Jan-06         2.1164        57        25-Oct-09         3.3380       102        25-Jul-13         4.7985
  13      25-Feb-06         2.1609        58        25-Nov-09         3.3035       103        25-Aug-13         4.8556
  14      25-Mar-06         2.3145        59        25-Dec-09         3.3561       104        25-Sep-13         4.9151
  15      25-Apr-06         2.0974        60        25-Jan-10         3.3570       105        25-Oct-13         4.9748
  16      25-May-06         2.1275        61        25-Feb-10         3.3997       106        25-Nov-13         4.8042
  17      25-Jun-06         2.0404        62        25-Mar-10         3.5272       107        25-Dec-13         4.8727
  18      25-Jul-06         2.0723        63        25-Apr-10         3.4327       108        25-Jan-14         4.9398
  19      25-Aug-06         1.9939        64        25-May-10         3.4744       109        25-Feb-14         5.0118
  20      25-Sep-06         1.9751        65        25-Jun-10         3.4630       110        25-Mar-14         5.0849
  21      25-Oct-06         2.0133        66        25-Jul-10         3.5255       111        25-Apr-14         5.1693
  22      25-Nov-06         1.9453        67        25-Aug-10         3.5218       112        25-May-14         5.2473
  23      25-Dec-06         2.0219        68        25-Sep-10         3.5431       113        25-Jun-14         5.3298
  24      25-Jan-07         2.5788        69        25-Oct-10         3.5750       114        25-Jul-14         5.4143
  25      25-Feb-07         2.6635        70        25-Nov-10         3.5807       115        25-Aug-14         5.4985
  26      25-Mar-07         2.9590        71        25-Dec-10         3.6078       116        25-Sep-14         5.5862
  27      25-Apr-07         2.8066        72        25-Jan-11         3.6237       117        25-Oct-14         5.6744
  28      25-May-07         2.8479        73        25-Feb-11         3.6483       118        25-Nov-14         5.7647
  29      25-Jun-07         2.8049        74        25-Mar-11         3.6703       119        25-Dec-14         5.8596
  30      25-Jul-07         3.0286        75        25-Apr-11         3.6941       120        25-Jan-15         5.9669
  31      25-Aug-07         2.9800        76        25-May-11         3.7178       121        25-Feb-15         6.0646
  32      25-Sep-07         3.0260        77        25-Jun-11         3.7436       122        25-Mar-15         6.1669
  33      25-Oct-07         3.0733        78        25-Jul-11         3.7773       123        25-Apr-15         6.2686
  34      25-Nov-07         3.0226        79        25-Aug-11         3.8040       124        25-May-15         6.3728
  35      25-Dec-07         3.1626        80        25-Sep-11         3.8336       125        25-Jun-15         6.4805
  36      25-Jan-08         3.1373        81        25-Oct-11         3.8609       126        25-Jul-15         6.5922
  37      25-Feb-08         3.1899        82        25-Nov-11         3.8891       127        25-Aug-15         6.7042
  38      25-Mar-08         3.2957        83        25-Dec-11         3.9202       128        25-Sep-15         6.8190
  39      25-Apr-08         3.2153        84        25-Jan-12         3.9603       129        25-Oct-15         6.9365
  40      25-May-08         3.2740        85        25-Feb-12         3.9914       130        25-Nov-15         7.0569
  41      25-Jun-08         3.2631        86        25-Mar-12         4.0253       131        25-Dec-15         7.1803
  42      25-Jul-08         3.3083        87        25-Apr-12         4.0575       132        25-Jan-16         7.3067
  43      25-Aug-08         3.2682        88        25-May-12         4.0906       133        25-Feb-16         7.4361
  44      25-Sep-08         3.2699        89        25-Jun-12         4.1266
  45      25-Oct-08         3.3071        90        25-Jul-12         4.1703

ASSUMPTIONS
Forward Libor
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

[LOGO OF POPULAR ABS, INC.(SM)]                                 [LOGO OF FBR(R)]

                               POPULAR ABS 2005-1

                              SUBORDINATE NWAC CAP

          NWAC              NWAC              NWAC              NWAC
PERIOD     CAP    PERIOD     CAP    PERIOD     CAP    PERIOD     CAP
------   -----    ------   -----    ------   -----    ------   -----
   1     7.020%     42     6.725%     83     6.724%     124    6.719%
   2     7.022%     43     6.508%     84     6.507%     125    6.502%
   3     6.344%     44     6.508%     85     6.507%     126    6.719%
   4     6.557%     45     6.725%     86     6.955%     127    6.502%
   5     6.347%     46     6.508%     87     6.507%     128    6.502%
   6     6.560%     47     6.725%     88     6.723%     129    6.719%
   7     6.349%     48     6.508%     89     6.507%     130    6.502%
   8     6.350%     49     6.508%     90     6.723%     131    6.718%
   9     6.563%     50     7.205%     91     6.506%     132    6.502%
  10     6.352%     51     6.508%     92     6.506%     133    6.502%
  11     6.565%     52     6.725%     93     6.723%     134    6.950%
  12     6.354%     53     6.508%     94     6.506%     135    6.502%
  13     6.355%     54     6.725%     95     6.723%     136    6.718%
  14     7.037%     55     6.508%     96     6.506%     137    6.501%
  15     6.356%     56     6.508%     97     6.506%     138    6.718%
  16     6.569%     57     6.725%     98     7.203%     139    6.501%
  17     6.358%     58     6.507%     99     6.506%     140    6.501%
  18     6.571%     59     6.724%    100     6.723%     141    6.718%
  19     6.360%     60     6.507%    101     6.506%     142    6.501%
  20     6.361%     61     6.507%    102     6.723%     143    6.718%
  21     6.574%     62     7.204%    103     6.506%     144    6.501%
  22     6.362%     63     6.507%    104     6.506%     145    6.501%
  23     6.614%     64     6.724%    105     6.723%     146    7.198%
  24     6.508%     65     6.507%    106     6.506%     147    6.501%
  25     6.508%     66     6.724%    107     6.723%     148    6.718%
  26     7.205%     67     6.507%    108     6.506%     149    6.501%
  27     6.508%     68     6.507%    109     6.506%     150    6.717%
  28     6.725%     69     6.724%    110     7.203%     151    6.501%
  29     6.508%     70     6.507%    111     6.503%     152    6.501%
  30     6.725%     71     6.724%    112     6.720%     153    6.717%
  31     6.508%     72     6.507%    113     6.502%     154    6.501%
  32     6.508%     73     6.507%    114     6.719%     155    6.717%
  33     6.725%     74     7.204%    115     6.502%     156    6.500%
  34     6.508%     75     6.507%    116     6.502%     157    6.500%
  35     6.725%     76     6.724%    117     6.719%     158    7.197%
  36     6.508%     77     6.507%    118     6.502%     159    6.500%
  37     6.508%     78     6.724%    119     6.719%     160    6.717%
  38     6.957%     79     6.507%    120     6.502%     161    6.500%
  39     6.508%     80     6.507%    121     6.502%     162    6.717%
  40     6.725%     81     6.724%    122     7.199%     163    6.500%
  41     6.508%     82     6.507%    123     6.502%     164    6.500%

ASSUMPTIONS
Libor = 20%
Prepays according to Pricing Speed
Triggers Set to Fail
Run to maturity
No losses

DISCLAIMER

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.